Exhibit 10.2
EXECUTION VERSION

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
AMENDMENT NO. 1 dated as of July 13, 2016 (this “Amendment”) to AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 19, 2014 (the “Revolving Credit Agreement”), among LABORATORY CORPORATION OF AMERICA HOLDINGS, a Delaware corporation (the “Borrower”), the LENDERS from time to time party thereto and BANK OF AMERICA, N.A., as Administrative Agent.
W I T N E S S E T H :
WHEREAS, the Borrower has requested that the Revolving Credit Agreement be amended as set forth herein; and
WHEREAS, the Administrative Agent and the Required Lenders executing this Amendment as a Lender are willing to amend the Revolving Credit Agreement on the terms set forth herein;
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Revolving Credit Agreement has the meaning assigned to such term in the Revolving Credit Agreement.
Section 2. Amendments. Each of the parties hereto agrees that, effective on the Amendment Effective Date, the definition of “Change of Control” in Section 1.01 of the Revolving Credit Agreement shall be amended and restated in its entirety as set forth below:
“Change in Control” means the occurrence of any of the following events: (a) any person or group (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 as in effect on the date hereof) shall own directly or indirectly, beneficially or of record, Equity Interests representing more than 40% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower or (b) a majority of the seats (other than vacant seats) on the board of directors of the Borrower shall at any time cease to be occupied by persons (i) who were members of the board of directors on the July 13, 2016, (ii) who were nominated or elected to the board of directors, or whose nomination or election was approved, by individuals referred to in (i) constituting at the time of such election, nomination or approval at least a majority of the members of the board of directors or (iii) who were nominated or elected to the board of directors, or whose nomination or election was approved, by individuals referred to in clause (i) and (ii) above constituting at the time of such election, nomination or approval at least a majority of the board of directors.
Section 3. . Representations and Warranties. Representations and Warranties. The Borrower represents and warrants as to itself and its Subsidiaries to the other parties hereto that:
(a)the execution, delivery and performance of this Amendment are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action;
(b)this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and
(c)the representations and warranties contained in the Revolving Credit Agreement and any other Loan Document are true and correct in all material respects (other than any such representation and warranty that is already qualified by materiality or “Material Adverse Effect” in the text thereof, in which case such representation and warranty shall be true in all respects) on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects on and as of such earlier date.
Section 4. Effectiveness. This Amendment shall become effective and as of the first date on which the following conditions precedent have been satisfied (or waived in accordance with Section 10.01 of the Revolving Credit Agreement) (the “Amendment Effective Date”):
(a)The Administrative Agent (or its counsel) shall have received from the Borrower, the Required Lenders and the Administrative Agent either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include .pdf or facsimile transmission of a signed signature page of this Amendment) that such party has signed counterpart of this Amendment; and
(b)the Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President and Chief Executive Officer, a Vice President or a Financial Officer of the Borrower, confirming (i) the accuracy of the representations and warranties set forth in Section 3 of this Amendment and (ii) the absence of any Default or Event of Default giving effect to the effectiveness of this Amendment; and
Section 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the conflicts of law principles thereto and to the extent that such principles would direct a matter to another jurisdiction.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

LABORATORY CORPORATION OF AMERICA HOLDINGS,
a Delaware corporation

By: /s/ KIMBERLY P. SHALEWITZ
Name: Kimberly P. Shalewitz
Title: Vice President, Treasurer
BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ JOSEPH L. CORAH
Name: Joseph L. Corah
Title: Director
THE BANK OF NEW YORK MELLON,
as Lender

By: /s/ CLIFFORD A. MULL
Name: Clifford A. Mull
Title: First Vice President
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Lender

By: /s/ JAIME JOHNSON
Name: Jaime Johnson
Title: Director
BARCLASYS BANK PLC,
as Lender

By: /s/ MARGUERITE SUTTON
Name: Marguerite Sutton
Title: Vice President
BRANCH BANKING & TRUST COMPANY,
as Lender

By: /s/ KELLY ATTAYEK
Name: Kelly Attayek
Title: Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1

CITIZENS BANK, N.A.,
as Lender

By: /s/ PRASANNA MANYEM
Name: Prasanna Manyem
Title: Vice President
CITY NATIONAL BANK,
as Lender

By: /s/ JENIFER VELEZ
Name: Jenifer Velez
Title: Vice President
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Lender

By: /s/ THOMAS RANDOLPH
Name: Thomas Randolph
Title: Managing Director

By: /s/ MARK KONEVAL
Name: Mark Koneval
Title: Managing Director
FIFTH THIRD BANK,
as Lender

By: /s/ JOHN McCHESNEY
Name: John McChesney
Title: Officer
KEYBANK NATIONAL ASSOCIATION,
as Lender

By: /s/ DAVID A. WILD
Name: David A. Wild
Title: Senior Vice President
NORTHER TURST COMPANY,
as Lender

By: /s/ JOHN CANTY
Name: John Canty
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1

PNC BANK, NATIONAL, NATIONAL ASSOCIATION
as Lender

By: /s/ MATTHEW O. BURGE
Name: Matthew O. Burge
Title: Vice President
SUNTRUST BANK,
as Lender

By: /s/ MARY K. LUNDIN
Name: Mary K. Lundin
Title: Vice President
TD BANK N.A.,
as Lender

By: /s/ SHREYA SHAH
Name: Shreya Shah
Title: Senior Vice President
U.S. BANK NATIONAL ASSOCIATION,
as Lender

By: /s/ RYAN M. BLACK
Name: Ryan M. Black
Title: Officer

WELLS FARGO BANK, N.A.,
as Lender

By: /s/ DARIN MULLIS
Name: Darin Mullis
Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 1